Exhibit 99.1

Edgewater - San Francisco, CA Delancey at Shirlington - Arlington, VA The Belmont - Dallas, TX Milazzo - San Diego, CA Citigroup's 2010 Global Property CEO Conference March 2010

UDR Overview National Portfolio of High-Quality Multifamily Assets Concentrated in markets with low single-family home affordability and job growth ahead of national average 51,320 homes in 165 communities (1) 2009 same-store average monthly income per home: $1,149 compared to national average of $964 95.5% same-store occupancy in December 2009 2009 same-store NOI decline of 2.2% versus peer average decline of 4.5% 2009 same-store operating margin of 67% versus peer average of 61% Leading NYSE Listed Multifamily REIT 37 year track record S&P 400 Enterprise value - $6 billion (1) Includes all wholly-owned homes, homes in development and joint venture homes at 100%.

UDR Priorities for 2010 Acquisitions and Dispositions Our experienced acquisitions/disposition team will continue to scour our markets for favorable opportunities while continuing to be extremely disciplined Redevelopment Opportunities Complete the 574 homes that are currently being redeveloped - all homes are scheduled to be delivered by the end of the third quarter of 2010 We have a pipeline of five communities that we are prepared to start once we see firm signs of a recovery in each of the local markets where the communities are located Development Opportunities Complete development pipeline of 1,850 homes in five communities - all homes are scheduled to be delivered by the end of the third quarter of 2010 Continue the zoning and entitlements process on our four existing land sites located in California, Washington D.C. and Texas Operations and Technology Continue to focus on our operating platform and driving our technology initiatives will continue to improve our operating margins

Continued Outperformance Versus Publicly Traded Peer Group Occupancy Increased 10 bps to 95.5% compared to 95.4% in the 3rd quarter 2009 Operating Margin Maintained operating margin in excess of 67% for 11 of the last 12 quarters Total Revenue Same-store monthly income per home: $1,149 Held 2009 revenue decline to only 2.0% versus peer average decline of 2.6% Expenses Decreased by 1.6% versus peer average increase of 1.1% for the full year 2009 NOI Down 2.2% in 2009 versus peer average decline of 4.5% 2005 2006 2007 2008 2009 2010 E UDR Revenue Growth 0.038 0.06 0.05 0.036 -0.02 -0.038 Peer Revenue Growth 0.039 0.066 0.047 0.026 -0.026 -0.017 2005 2006 2007 2008 2009 2010 E UDR NOI Growth 0.034 0.086 0.07 0.038 -0.022 -0.061 Peer NOI Growth 0.037 0.076 0.059 0.025 -0.045 -0.057 2009 Actuals 5-Year Trends

Levering Technology to Enhance Operations Top rated website Social media: Facebook, Twitter, Flickr, YouTube Mobile apartment search applications for: iPhone, Android, BlackBerry and PalmPre Click-to-call mobile paid search Augmented social reality apartment search application for mobile devices Community initiatives: Multi-site sales teams Customer kiosks 24 X 7 "office hours" Call center Our Customers are Consumers - We are Able to Reach More Customers Through Our Various Business Channels SOURCES SERVICES

Our Technology Platform is Responsive to Customers Demands Elements Too - Bellevue, WA Percentage of: 12/31/08 12/31/09 Residents using resident portal 2% 90% Payments received via ACH 2% 62% Service requests entered through resident portal 1% 40% Move-ins initiated via an Internet source 52% 63% UDR's full suite of mobile websites and apartment search applications encompasses over 90% of all mobile operating systems

During the last three years we have created value through redeveloping 4,108 homes, with incremental investment of $178M Transformational Redevelopment Capability Targeting "Forever Great" and Emerging Locations Positive neighborhood trends Proximity to quality employment Convenient to retail, recreation, and transportation hubs Markets with high barriers to entry Good site exposure and access Revenue Generating Impact Potential Opportunities to optimize unit mix and unit layouts to improve functionality Dated exterior appearance that can be improved Missing amenities or upgrades that can be added Outdated leasing facilities that can be updated or replaced Capturing excess density Market Upside Potential Adequate rent gap to justify investment in improvements Capacity to increase rents while remaining below new product levels Potential to improve resident profile Adopting Green Components Where Possible Before Redevelopment After Redevelopment Ellicot Grove - Ellicott City, Maryland Ellicot Grove - Ellicott City, Maryland

Development Current Pipeline Consists of Five Communities with an Estimated cost of $382 Million Meaningfully contributes to NOI in the second half of 2010 and 2011 Applying for LEED certifications on all current developments No new development starts until market conditions improve Will continue to research and evaluate sites that reinforce our low home affordability market strategy 989 Elements - Bellevue, WA The Savoye - Addison, TX

Strong Balance Sheet Financial Profile as of December 31, 2009 The Whitmore - Arlington, VA The Kennedy Building - Seattle, WA In excess of $6 billion in assets Total cash and credit capacity in excess of $700 million; over $3 billion of unencumbered assets available for additional liquidity Existing debt totals $3.4 billion, with weighted average rate of 4.5% and 5.8 years to maturity Investment grade rating from Standard & Poor's and Moody's Fixed charge coverage of 2.0x

Debt Maturities as of December 31, 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Thereafter Fannie Mae Facilities - 50 175 36 - - 40 292 225 382 Medium Term Notes 50 - 100 123 313 175 83 - - 16 Mortgage 10 48 67 37 66 18 63 71 - - Convertible Notes - 289 - - - - - - - - Construction Loans 71 129 87 85 - - - - - - Term Loans - - 100 - - - - - - - Tax Exempt - - - - - - - - - 40 Line of Credit - - 189 - - - - - - - Percent of Total Debt 4% 15% 21% 8% 11% 6% 5% 11% 7% 13% Secured 62% 44% 46% 56% 17% 9% 55% 100% 100% 96% Unsecured 38% 56% 54% 44% 83% 91% 45% - - 4% Fixed Rate $130 $505 $499 $158 $378 $175 $83 $250 $225 $315 Rate 6.2% 4.2% 5.5% 6.1% 5.3% 5.3% 5.3% 5.7% 4.8% 5.3% Floating Rate - $11 $218 $123 - $18 $103 $113 - $123 Rate - 1.0% 0.9% 2.7% - 2.1% 2.6% 0.8% - 2.7% 1. Assumes all available extensions are executed. 2. Included in fixed rate debt are variable rate debt instruments that have been fixed using interest rate swaps and can be reported as fixed rate debt under hedge accounting.

Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." The words "expect," "intend," "believe," "anticipate," "likely," "will" and similar expressions generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation and these forward-looking statements include UDR's analysis and conclusions based in part on third party data and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

Investor Relations Contact: H. Andrew Cantor acantor@udr.com (720) 283-6083